Exhibit (g)(6)

SIXTH AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED

CUSTODIAN AGREEMENT

This amendment, dated December 1, 2021 and effective with respect to the MassMutual Advantage Funds and each of its current series, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Global Emerging Markets Equity Fund, and MassMutual Global Floating Rate Fund, only upon State Street Bank and Trust Company taking custody of its assets, is made to the AMENDED, RESTATED AND CONSOLIDATED CUSTODIAN AGREEMENT, dated as of January 1, 2008, as it may be amended, supplemented, restated or otherwise modified from time to time, by and among each open-end management investment company or other fund identified on the signature page hereto (each, a “Fund”), and STATE STREET BANK AND TRUST COMPANY (“State Street” or the “Bank”) (the “Consolidated Agreement”). Capitalized terms not defined herein have the meanings ascribed to them in the Consolidated Agreement.

WHEREAS, the Funds and the Bank wish to amend the Consolidated Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein the parties hereto agree as follows:

1)	The MassMutual Advantage Funds, a Massachusetts business trust organized as an open-end management investment company under the 1940 Act, on behalf of each of its individual series, as listed on amended Appendix A, is hereby added as a party to the Consolidated Agreement and appoints the Bank to act as its custodian.

2)	Section 18 and Appendix B of the Consolidated Agreement are hereby updated with the following:

In the case of notices sent to the Fund to:

[Name of Fund]

1295 State Street

Springfield, MA 01111

Attention: President of the Fund

With a Copy to: Secretary of the Fund

In the case of notices sent to the Bank to:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Client Manager, MassMutual

With a copy to:

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Attention: Fund Administration Legal Department

In the case of notices sent to the Company to:

MASSMUTUAL SELECT CAYMAN GLOBAL ALLOCATION FUND I, LTD.

c/o Maples Corporate Services Limited

P.O. Box 309

Ugland House

Grand Cayman

KY1-1104

with a copy to:

MassMutual Select Funds

1295 State Street

Springfield, MA 01111

Attention: Secretary of the Funds

3)	Appendix A to the Consolidated Agreement is amended in its entirety and replaced with a new Appendix A annexed hereto.

4)	Miscellaneous.

(a) Except as amended hereby, the Consolidated Agreement shall remain in full force and effect.

(b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kevin Murphy
Name:	Kevin Murphy
Title:	Managing Director

MASSMUTUAL PREMIER FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL SELECT FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL ADVANTAGE FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL SELECT CAYMAN GLOBAL
ALLOCATION FUND, LTD.

By:	/s/ Joseph E. Fallon, Jr.
Name:	Joseph Fallon
Title:	Director

State of Connecticut

County of Hartford         ss. Enfield

On this the 3rd day of November, 2021, before me, Kimberly A. Siegel, the undersigned officer, personally appeared Joseph Fallon, Director, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.

/s/ Kimberly A. Siegel
Signature of Notary Public

Date Commission Expires: 10/31/24

Kimberly A. Siegel

Printed Name of Notary

Appendix A

As of December 1, 2021, this Appendix A forms a part of the Amended, Restated and Consolidated Custodian Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and each of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of December 1, 2021, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds

Portfolios	Classes
MassMutual Blue Chip Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Diversified Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Equity Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Fundamental Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Fundamental Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Growth Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Mid Cap Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Mid Cap Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Overseas Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Small Cap Growth Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Small Cap Value Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Small Company Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Strategic Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Total Return Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select BlackRock Global Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MM MSCI EAFE® International Index Fund	I, R5, Service, Administrative, A, R4, R3
MM Russell 2000® Small Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P 500® Index Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P® Mid Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual 20/80 Allocation Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual 40/60 Allocation Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual 60/40 Allocation Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual 80/20 Allocation Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2020 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2025 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2030 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2035 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2040 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2045 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2050 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2055 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan 2060 Fund*	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund*	I, R5, Service, Administrative, A, R4, R3
MM Equity Asset Fund	I
MassMutual Select T. Rowe Price Retirement 2005 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2010 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2015 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2020 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2025 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2030 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2035 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2040 Fund*	I, M5, M4, M3

MassMutual Select T. Rowe Price Retirement 2045 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2050 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2055 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2060 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement Balanced Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Bond Asset Fund	I
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	I
MassMutual Select T. Rowe Price International Equity Fund	I
MassMutual Select T. Rowe Price Large Cap Blend Fund	I
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	I
MassMutual Select T. Rowe Price Real Assets Fund	I
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	I
MassMutual Select T. Rowe Price U. S. Treasury Long-Term Index Fund	I

*Each a “fund of funds” for purposes of the Fee Schedule.

MassMutual Premier Funds

Portfolios	Classes
MassMutual Balanced Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Core Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Disciplined Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Disciplined Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Diversified Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Global Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual High Yield Fund	I, R5, Service, Administrative, A, R4, R3, Y, C
MassMutual Inflation-Protected and Income Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual International Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Main Street Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Short-Duration Bond Fund	I, R5, Service, Administrative, A, R4, R3, Y, L, C
MassMutual Small Cap Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Strategic Emerging Markets Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual U.S. Government Money Market Fund	R5

MassMutual Advantage Funds

Portfolios	Classes
MassMutual Emerging Markets Debt Blended Total Return Fund	I, Y, L, C
MassMutual Global Credit Income Opportunities Fund	I, Y, L, C
MassMutual Global Emerging Markets Equity Fund	I, Y, L, C
MassMutual Global Floating Rate Fund	I, Y, L, C

MML Series Investment Fund

Portfolios	Classes
MML Aggressive Allocation Fund*	Initial, Service
MML American Funds Core Allocation Fund*	Service I
MML American Funds Growth Fund†	Service I
MML American Funds International Fund†	Service I
MML Balanced Allocation Fund*	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Conservative Allocation Fund*	Initial, Service
MML Equity Income Fund	Initial, Service

MML Equity Index Fund	I, II, III, Service I
MML Focused Equity Fund	II, Service I
MML Foreign Fund	Initial, Service
MML Fundamental Equity Fund	II, Service I
MML Fundamental Value Fund	II, Service I
MML Global Fund	I, II, Service I
MML Growth Allocation Fund*	Initial, Service
MML Growth & Income Fund	Initial, Service
MML Income & Growth Fund	Initial, Service
MML International Equity Fund	II, Service I
MML Large Cap Growth Fund	Initial, Service
MML Managed Volatility Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund*	Initial, Service
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Company Value Fund	II, Service I
MML Small/Mid Cap Value Fund	Initial, Service
MML Total Return Bond Fund	II, Service I

*Each a “fund of funds” for purposes of the Fee Schedule.

†Each a “feeder fund” for purposes of the Fee Schedule.

MML Series Investment Fund II

Portfolios	Classes
MML Blend Fund	Initial, Service
MML Dynamic Bond Fund	II, Service I
MML Equity Fund	Initial, Service
MML Equity Momentum Fund	II, Service I
MML Equity Rotation Fund	II, Service I
MML High Yield Fund	II, Service I
MML Inflation-Protected and Income Fund	Initial, Service
MML iShares® 60/40 Allocation Fund	II, Service I
MML iShares® 80/20 Allocation Fund	II, Service I
MML Managed Bond Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML Small Cap Equity Fund	Initial, Service
MML Special Situations Fund	II, Service I
MML Strategic Emerging Markets Fund	II, Service I
MML U.S. Government Money Market Fund	Initial, Service

MassMutual Select Cayman Global Allocation Fund I, Ltd.